UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	OCN	New York Stock Exchange (NYSE)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 2, 2021 Ocwen Financial Corporation (“Ocwen” or the “Company”) entered into a severance agreement with former Executive Vice President and Chief Growth Officer Timothy J. Yanoti pursuant to which the Company will provide Mr. Yanoti a payment of $700,000. In addition, the Company agreed to modify the terms of Mr. Yanoti’s cash-settled restricted stock unit awards granted March 29, 2019, March 30, 2020, and September 10, 2020 to permit the awards to vest as if Mr. Yanoti’s final day of employment were March 31, 2021 instead of February 28, 2021. Mr. Yanoti will also receive the benefits he is entitled to under the Company’s United States Basic Severance Plan and his cash award agreement granted September 10, 2020, the terms of which have been previously disclosed. The separation and release agreement provides for a release of claims against the Company and for Mr. Yanoti to comply with certain non-solicitation and other covenants.

In addition, on March 2, 2021, the Compensation and Human Capital Committee (the “Committee”) of the Company’s Board of Directors approved an increase to the compensation of Executive Vice President and Chief Servicing Officer Scott Anderson, consisting of a $50,000 increase to Mr. Anderson’s annual cash bonus target and a $75,000 increase to his annual equity incentive target. The Committee also approved an increase to the compensation of Executive Vice President and Chief Administrative Officer Dennis Zeleny, consisting of a $25,000 increase to Mr. Zeleny’s base salary, $92,500 increase to Mr. Zeleny’s annual cash bonus target, and a $20,000 increase to his annual equity incentive target.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File formatted in online XBRL (included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: March 5, 2021	By:	/s/ June C. Campbell
June C. Campbell
Chief Financial Officer